Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

TRDE	STKd 100% COIN & 100% NVDA ETF
NUTY	STKd 100% NVDA & 100% MSTR ETF
APED	STKd 100% MSTR & 100% COIN ETF
BETS	STKd 100% COIN & 100% HOOD ETF
LAYS	STKd 100% NVDA & 100% AMD ETF
NUTS	STKd 100% TSLA & 100% MSTR ETF
MUSK	STKd 100% TSLA & 100% NVDA ETF
SPCY	STKd 100% SMCI & 100% NVDA ETF
ZIPP	STKd 100% UBER & 100% TSLA ETF
BOOK	STKd 100% META & 100% AMZN ETF

listed on The Nasdaq Stock Market, LLC

December 12, 2025

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated February 24, 2025,

and where applicable a Fund’s Summary Prospectus

This supplement supersedes the supplement filed December 1, 2025, which provided notification of a change in each Fund’s principal investment strategies and name. Per the December 1, 2025 supplement, these changes were intended to take effect on or about December 19, 2025.

These changes have been canceled.  Each Fund’s name and principal investment strategies will remain unchanged.

Please retain this Supplement for future reference.